Exhibit 10(b)



              LONG-TERM INCENTIVE COMPENSATION PLAN

                   Effective February 22, 1990
(Amended December 2, 1992, December 7, 1994, February 24, 1995,
November 1, 1996, as of December 4, 1996 and as of February 27,
1998)


1.   Purpose

     The purpose of the Long-Term Incentive Compensation Plan

("the Plan") is to attract, retain and motivate strong management employees by providing additional incentive to key employees of

Peoples Energy Corporation (the "Company") and its Subsidiaries

(as defined by paragraph 13) to acquire a proprietary interest in the business of the Company and its Subsidiaries and by

encouraging the interest of such persons in the financial success and growth of the Company.  The Plan contemplates the granting of non-qualified stock options (i.e. options which are not

"statutory" within the meaning of Section 1.421-7(b) of the

regulations under the Internal Revenue Code of 1986, as amended)

("Options"), Stock Appreciation Rights ("SARs") or restricted stock awards, or combinations thereof.  A key employee may be granted and may hold one or more Options, SARs, restricted stock awards or any combination thereof under this Plan.



2.   Administration

     (a)  Generally

     Except to the extent that this Plan applies to the Chief

Executive Officer, this Plan shall be administered solely by the

Compensation-Nominating Committee of  the Board of Directors of

the Company (the "Committee").  The Committee shall be composed of not less than three persons who shall be appointed by the

Board of Directors of the Company (the "Board") from the

membership of the Board.  No person who is an officer or employee of the Company or a Subsidiary shall be a member of the Committee nor

shall any person be a member of the Committee whose membership would disqualify any transactions made under the Plan from

complying with the requirements of Rule 16b-3 under the

Securities Exchange Act of 1934 (the "1934 Act") or any successor rule thereunder.  Except to the extent that this Plan applies to the Chief Executive Officer, the Committee is solely authorized to prescribe the form and content of Options, SARs and restricted stock awards to be granted under the Plan, to interpret the Plan,

to prescribe, amend or rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for its administration.

     (b)  Chief Executive Officer

          With respect to the Chief Executive Officer, this Plan

shall be administered by the Committee subject to the approval of the majority of all members of the Board (including members of the Committee) who are not officers or employees of the Company or a Subsidiary and who are Non-Employee Directors as defined under Rule 16b-3 under the 1934 Act (the "Outside Directors").

The Outside Directors shall not include any person whose

inclusion would disqualify any transactions made under the Plan from complying with the requirements of Rule 16b-3 under the 1934

Act or any successor rule thereunder.  With respect to the Chief

Executive Officer, the Committee is authorized to prescribe the form and content of Options, SARs and restricted stock awards to be granted under the Plan to interpret the Plan, to prescribe,

amend, or rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for its administration, subject to the approval of the majority of the

Outside Directors.  All references to the "Committee" contained in any provision of paragraphs 3 through 13 of this Plan shall,

to the extent that such provision applies to the Chief Executive

Officer, be deemed and construed to mean the Committee, the

decisions of which shall be subject to the approval of the

majority of the Outside Directors.



3.   Incentive Awards

          Under the Plan participants may be granted any one or

more of the following:

               (a)  Options:  non-qualified stock options to

               purchase stock of the Company at a purchase price

               of 100 percent of the fair market value of such

               Common Stock on the date that the Option is

               granted.  The stock under Options granted under

               the Plan shall be shares of the Company's

               authorized but unissued common stock, without par

               value ("Common Stock").

               (b)  SARs:  a right to receive, for each SAR

               granted, cash in an amount equal to the excess of

               the fair market value of one share of the Common

               Stock of the Company on the date the SAR is

               exercised over the fair market value of such

               Common Stock on the date the SAR is granted.

               (c)  Restricted Stock Awards:  shares of Common

               Stock which are restricted as provided in

               paragraph 8.

          Up to 1,800,000 shares of Common Stock (500,000

originally authorized under the Plan plus an additional 500,000 authorized for grant by the stockholders on February 28, 1986 plus an additional 400,000 authorized for grant by the

stockholders on February 23, 1990 plus an additional 400,000 authorized for grant by the stockholders on February 24, 1995)

may be sold under Options granted pursuant to the Plan or awarded pursuant to restricted stock awards granted under the Plan,

provided that the number of shares available for sale or award hereunder shall be subject to adjustment as provided in paragraph

9.  Up to 1,800,000 SARs (1,000,000 originally authorized under the Plan plus an additional 400,000 authorized for grant by the shareholders on February 23, 1990 plus an additional 400,000 authorized for grant by the stockholders on February 24, 1995)

may be granted pursuant to the Plan, provided that the number of

SARs available for granting hereunder shall be subject to

adjustment as provided in paragraph 9.

          If an Option or SAR ceases to be exercisable in whole

or in part by reason of the expiration of the term of the Option or SAR, the termination of the employment of the recipient or the waiver by a recipient of the right to exercise an Option or SAR,

the shares or SAR which were subject to such exercise but as to which the recipient has not exercised, shall again become

available for further grants under the Plan.  If a restricted stock award is forfeited in whole or in part by reason of the termination of the employment of the recipient before such award has become fully vested, the shares which were subject to such restricted stock award but which were not vested shall again become available for further grants under the Plan.



4.   Designation of Recipients and Allotment of Shares and SARs

          The Committee shall determine and designate from time

to time those key employees of the Company and its Subsidiaries

(including officers and directors employed in capacities other than as directors only) to whom Options, SARs and restricted stock awards, or any combination thereof, shall be granted and who shall thereby become recipients.  The Committee shall also determine the number of shares of Common Stock to be optioned,

the number of SARs to be granted and the number of shares of restricted stock to be granted from time to time to each

recipient.

          In selecting the key employees to whom Options, SARs or

restricted stock awards, or any combination thereof, shall be granted, as well as in determining the number of SARs, shares under Option, or shares of restricted stock to be granted to key employees, the Committee shall weigh the positions and

responsibilities of the individuals being considered, the nature of their services to the Company, their past, present and

potential contributions to the success of the Company or its

Subsidiaries, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan; provided,

however, that a restricted stock award shall be granted only in recognition of and as consideration for the performance of

services by the recipient or other consideration received by the

Company prior to the time of grant.  Directors of the Company or its Subsidiaries who are not officers or employees of the Company or its Subsidiaries shall not be eligible to become recipients under the Plan.  No Option, SAR or restricted stock award shall be granted to any individual possessing more than 5 percent of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiaries.  In no event may any individual be granted in excess of 60,000 Options or in

excess of 60,000 SARs during any one fiscal year of the Company,

provided that such maximum number of Options and SARs that may be granted to any individual in one fiscal year shall be subject to adjustment as provided in paragraph 9.  Each recipient shall agree to continue such recipient's employee status for such

period (not less than one year) as shall be provided in the

Option, SAR or restricted stock award, subject to the right of the recipient's employer to terminate the recipient's employment at any time.  Options, SARs and restricted stock awards shall contain such conditions and restrictions as to exercise, the purchase and delivery of shares, and the forfeiture of shares,

and such provisions as to the rights of the Company or its

Subsidiaries, as may be deemed advisable by the Committee.

          The Committee may grant Options, SARs or restricted

stock awards to any key employee at any time or from time to time during the period of such employee's employment under the Plan,

in accordance with such determinations as the Committee shall make from time to time.  Options, SARs and restricted stock

awards need not contain similar provisions.



5.   Term of Plan

          No Option, SAR or restricted stock award may be granted

under this Plan after October 31, 2000.



6.   Option and SAR Price

          Shares of the Common Stock of the Company shall be

optioned and SARs shall be granted from time to time at 100

percent of the fair market value of the Common Stock on the date the Option or SAR is granted (rounded, in the case of a fraction of a cent, to the nearest full cent above).  The day on which the

Committee approves the granting of an Option or SAR shall be considered the date on which such Option or SAR is granted.  The fair market value of the Common Stock on the date the Option or

SAR is granted shall be the mean between the highest and lowest quoted selling price in the New York Stock Exchange Composite

Transactions on such date or, if such stock was not traded on such date, on the last preceding date on which such stock was traded.



7.   Terms of Options and SARs

          Each Option or SAR granted under the Plan shall be

evidenced by a written agreement which shall comply with and be subject to the following terms and conditions:

               (a)  Full payment for shares purchased shall be

               made in cash and/or Common Stock of the Company at

               the time or times the Option is exercised in whole

               or in part.  Payment in Common Stock may be made

               at the recipient's election by the Company's

               deducting from the number of shares otherwise

               deliverable upon the exercise of the Option such

               number of shares of Common Stock as shall have a

               value equal to the amount of the Option exercise

               price.  Any such Common Stock submitted in payment

               for an Option shall be valued at the mean between

               the highest and lowest quoted selling price of

               such Common Stock of the Company in the New York

               Stock Exchange Composite Transactions on the date

               of exercise or, if such stock was not traded on

               such date, on the last preceding date on which

               such stock was traded.  No shares shall be issued

               pursuant to the exercise of an Option until full

               payment thereof has been made and no person shall

               have any of the rights of a stockholder with

               respect to Options held, except to the extent such

               Options have been exercised and the shares issued

               to such person.

               (b)  A recipient's rights to exercise an Option or

               SAR shall terminate when the recipient is no

               longer an employee of the Company or any of its

               Subsidiaries unless such recipient's employment is

               terminated by reason of such recipient's death,

               disability or retirement.

               (c)  If a recipient dies prior to termination of

               such recipient's Option or SAR without having

               fully exercised such Option or SAR, the

               beneficiary or beneficiaries designated by such

               recipient pursuant to paragraph 7(f) hereof, or,

               if no such beneficiary or beneficiaries have been

               designated by such recipient or if no such

               beneficiary or beneficiaries have survived the

               recipient, then the recipient's surviving spouse,

               or, if the recipient has no surviving spouse, then

               the estate of the recipient or any person who

               acquires the right to exercise such Option or SAR

               by bequest or inheritance or by reason of the

               death of the recipient, shall have the right to

               exercise the Option or SAR during its term within

               the eighteen month period after the recipient's

               death, but only to the extent such Option or SAR

               was exercisable by such recipient immediately

               prior to such recipient's death.

               (d)  If a recipient's employment is terminated by

               reason of such recipient's disability (as

               determined in the sole discretion of the

               Committee) prior to termination of such

               recipient's Option or SAR without the recipient's

               having fully exercised such Option or SAR, such

               recipient shall have the right to exercise the

               Option or SAR during its term within such period

               as may be provided at the time of the grant, not

               to exceed three years after termination of

               employment, but only to the extent such Option or

               SAR was exercisable by such recipient immediately

               prior to such recipient's termination of

               employment.

               (e)  If a recipient retires prior to termination

               of such recipient's Option or SAR without having

               fully exercised such Option or SAR, such recipient

               shall have the right to exercise the Option or SAR

               during its term within such period as may be

               provided at the time of the grant, not to exceed

               three years after retirement, but only to the

               extent such Option or SAR was exercisable by the

               recipient immediately prior to such recipient's

               retirement.

               (f)    Except as otherwise expressly provided in

               this paragraph 7(f),  Options and SARs shall not

               be transferable other than by will or by the laws

               of descent and distribution and during a

               recipient's lifetime shall be exercisable only by

               the recipient or the recipient's guardian or legal

               representative.  Notwithstanding the preceding

               sentence, a recipient may, by giving notice to the

               Company during the recipient's lifetime, designate

               (i) a beneficiary or beneficiaries to whom Options

               or SARs shall be transferred in the event of the

               recipient's death, and (ii) the specific number or

               proportions of the recipient's Options or SARs to

               be transferred to each such designated beneficiary

               if more than one beneficiary is properly

               designated.  Any such designation may be revoked

               or changed by the recipient at any time and from

               time to time by similar notice.  If there is no

               such designated beneficiary living upon the death

               of the recipient or if all such designated

               beneficiaries die prior to exercise of all of the

               recipient's Options and SARs under this Plan, any

               remaining Options and SARs shall be transferred to

               the recipient's surviving spouse or, if none, then

               the remaining Options and SARs will be transferred

               to the estate or personal representative of the

               recipient.  If the Company, after reasonable

               inquiry, is unable to determine within twelve

               months after the recipient's death whether any

               designated beneficiary of such recipient did in

               fact survive the recipient, such beneficiary shall

               be conclusively presumed to have died prior to the

               recipient's death.  Any designated beneficiary,

               surviving spouse or other person acquiring any

               Options or SARs pursuant to this paragraph 7(f)

               shall have the right to exercise such Options and

               SARs as set forth in paragraph 7(c), above.

               (g)  Subject to paragraph 7(k) below, no Option or

               SAR granted under this Plan shall be exercisable

               before the expiration of one year from the date of

               grant of such Option or SAR.

               (h)  Options and SARs granted under this Plan

               shall contain such provisions as may be deemed

               advisable by the Committee.

               (i)  Subject to paragraph 7(k) below, until a

               recipient has completed five years of service, the

               total number of Options and SARs that may be

               exercised by such recipient during the first four

               years after such Options and SARs are granted

               thereto shall not exceed the following percentages

               of the number of Options and SARs so granted:




               Years Since Option            Percentage of
               Options
               Or SAR Is Granted              Or SARs Exercisable

               less than 1                           None
               1 but less than 2                     25%
               2 but less than 3                     50%
               3 but less than 4                     75%
               4 or more                           100%

                    Notwithstanding the above, the Committee may,

               in its sole discretion, accelerate the

               exercisability under this paragraph 7(i) of any or

               all Options and/or SARs granted under the Plan.

               (j)  In no event shall any Option or SAR granted

               under the Plan be exercisable after the expiration

               of ten years from the date such Option or SAR is

               granted.

               (k)  All outstanding Options and SARs granted

               under the Plan shall immediately become

               exercisable upon the occurrence of a Change in

               Control (as defined by paragraph 13).



8.   Terms of Restricted Stock Awards

          Each restricted stock award granted under the Plan

shall be evidenced by a written agreement which shall comply with and be subject to the following terms and conditions:

               (a)  Shares of Common Stock covered by a

               restricted stock award may not be sold, assigned,

               transferred or otherwise disposed of, or

               mortgaged, pledged or otherwise encumbered until

               such shares have become fully vested pursuant to

               paragraph 8(d) or 8(f).

               (b)  The recipient of a restricted stock award

               shall have the right to vote the shares of Common

               Stock covered by such award and to receive

               dividends thereon, unless and until such shares

               are forfeited pursuant to paragraph 8(e).

               (c)  Shares of Common Stock covered by a

               restricted stock award will be held by the Company

               until such shares have become vested pursuant to

               paragraph 8(d) or 8(f), and will thereupon,

               subject to the satisfaction of the withholding

               obligations described in paragraph 11, be

               delivered to the recipient.

               (d)  Shares of Common Stock covered by a

               restricted stock award granted to a recipient

               shall vest in accordance with the terms of the

               grant; provided, however, that shares of Common

               Stock covered by a restricted stock award granted

               to a recipient shall vest with respect to 100% of

               the shares covered by the restricted stock award

               upon the termination of the recipient's employment

               by reason of death, disability (as determined in

               the sole discretion of the Committee) or

               retirement after attaining age 65 (or such earlier

               date as determined by the Committee).  In

               addition, the Committee may, in its sole

               discretion, accelerate the vesting of any or all

               restricted stock awards granted under the Plan.  A

               recipient may, by giving notice to the Company

               during the recipient's lifetime, designate (i) a

               beneficiary or beneficiaries to whom shares of

               restricted stock covered by a restricted stock

               award shall be transferred in the event of the

               recipient's death, and (ii) the specific number or

               proportions of such shares of Common Stock to be

               transferred to each such designated beneficiary if

               more than one beneficiary is properly designated.

               Any such designation may be revoked or changed by

               the recipient at any time and from time to time by

               similar notice.  If there is no such designated

               beneficiary living upon the death of the recipient

               or if all such designated beneficiaries die prior

               to vesting of all shares of Common Stock covered

               by a restricted stock award of the recipient, any

               remaining shares of Common Stock vesting upon the

               recipient's death shall be transferred to the

               recipient's surviving spouse or, if none, then the

               remaining shares so vesting will be transferred to

               the estate or personal representative of the

               recipient.  If the Company, after reasonable

               inquiry, is unable to determine within twelve

               months after the recipient's death whether any

               designated beneficiary of such recipient did in

               fact survive the recipient, such beneficiary shall

               be conclusively presumed to have died prior to the

               recipient's death.

               (e)  In the event of the termination of employment

               of the recipient of a restricted stock award other

               than by reason of death, disability (as determined

               in the sole discretion of the Committee) or

               retirement after attaining age 65 (or such earlier

               date as determined by the Committee) the recipient

               will forfeit the shares of Common Stock covered by

               the restricted stock award which are not vested.

               (f)  All outstanding restricted stock awards

               granted under the Plan shall immediately become

               fully vested upon the occurrence of a Change in

               Control (as defined by paragraph 13).

               (g)  Restricted stock awards granted under this

               Plan shall contain such provisions as may be

               deemed advisable by the Committee.



9.   Adjustment Upon Changes in Capitalization, Etc.

          In the event there is any change in the Common Stock of

the Company through the declaration of stock dividends, or

through recapitalization resulting in stock split-ups, or

combinations or exchanges of shares, or otherwise, then the

number of SARs and shares remaining available for future grants of Options and restricted stock awards under the Plan and

exercisable under existing grants of SARs and Options shall be appropriately adjusted by the Committee.  Appropriate adjustment shall also be made in the SAR price and the Option price per share.



10.  Amendment

          The Board may, by resolution, at any time and from time

to time, amend, revise or terminate this Plan, except that,

without stockholder approval, no amendment shall increase the maximum number of SARs or shares which may be sold pursuant to

Options or covered by restricted stock awards granted under the

Plan or reduce the Option price of any Option or the SAR price of any SAR (except as provided by paragraph 9), change the class of employees eligible to receive SARs, Options or restricted stock awards under the Plan, or extend the term of the Plan.  Except as otherwise provided in the Plan, no SAR, Option or restricted stock award previously granted under the Plan may be altered or impaired without the consent of the holder of the SAR, Option or restricted stock award.



11.  Taxes

          The Company may make such provisions and take such

steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be

withheld with respect to Options, SARs and restricted stock

awards granted pursuant to the Plan including, but not limited to

(a) deducting the amount required to be withheld from any other amount then or thereafter payable to a recipient or legal

representative, and (b) requiring a recipient or legal

representative to pay to the Company the amount required to be withheld as a condition of releasing shares of Common Stock. In addition, subject to the Committee's sole discretion and to such rules and regulations as the Committee shall from time to time establish, a recipient shall be permitted to satisfy federal,

state and local taxes, if any, imposed upon the exercise of an

Option or the vesting of a restricted stock award at a rate up to such recipient's maximum marginal tax rate with respect to each such tax by (i) electing to have the Company deduct from the number of shares of Common Stock otherwise deliverable upon the exercise of an Option or the vesting of a restricted stock award such number of shares of Common Stock as shall have a value equal to the amount of tax to be withheld, or (ii) delivering to the

Company such number of shares of Common Stock or combination of shares of Common Stock and cash as shall have a value equal to the amount of tax to be withheld.



12.  Effective Date

          Any amendment to this Plan requiring shareholder

approval shall become effective upon approval thereof by the holders of a majority of the Company's outstanding shares of

Common Stock, provided such approval occurs within twelve months of the date such amendment is adopted by the Board.  No SARs or shares of Common Stock shall be issued pursuant to this Plan prior to compliance with requirements under applicable laws and regulations.



13.  Definitions and Miscellaneous

          (a)  For purposes of this Plan, a Subsidiary is any

corporation more than 50 percent of the total combined voting power of which is owned by the Company or by another corporation qualifying as a Subsidiary within this definition, or by a

combination of any of them.

          (b)  For purposes of this Plan, a Change in Control

means,

          (i)  with respect to Options, SARs and restricted stock

awards granted prior to December 4, 1996, that any of the

following events described in this paragraph (i) or in paragraph

(ii) below has occurred:

          (A)  twenty percent (20%) or more of the Company's

               outstanding shares of Common Stock have been

               acquired by any person (as defined by Section

               3(a)(9) of the 1934 Act) other than directly from

               the Company;

               (B)  there has been a merger or equivalent

               combination after which forty-nine percent (49%)

               or more of the voting stock of the surviving

               corporation is held by persons other than former

               stockholders of the Company; or

               (C)  twenty percent (20%) or more of the directors

               elected by stockholders to the Board of Directors

               of the Company are persons who were not nominated

               by management in the most recent proxy statement

               of the Company.

          (ii)     with respect to Options, SARs and restricted

stock awards granted on or after December 4, 1996, any of the following events has occurred:

          (A) either (1) receipt by the Company of a report on

Schedule 13D, or an amendment to such a report, filed with the

Securities and Exchange Commission ("SEC") pursuant to Section

13(d) of the 1934 Act disclosing that any person (as such term is used in Section 13(d) of the 1934 Act) ("Person"), is the

beneficial owner, directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company, or (2) actual knowledge by the Company of facts, on the basis of which any

Person is required to file such a report on Schedule 13D, or to make an amendment to such a report, with the SEC (or would be required to file such a report or amendment upon the lapse of the applicable period of time specified in Section 13 (d) of the 1934

Act) disclosing that such Person is the beneficial owner,

directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company;



          (B)  purchase by any Person, other than the Company or

               a wholly-owned subsidiary of the Company, of

               shares pursuant to a tender or exchange offer to

               acquire any stock of the Company (or securities

               convertible into stock) for cash, securities or

               any other consideration provided that, after

               consummation of the offer, such Person is the

               beneficial owner (as defined in Rule 13d-3 under

               the 1934 Act), directly or indirectly, of twenty

               (20) percent or more of the outstanding stock of

               the Company (calculated as provided in paragraph

               (d) of Rule 13d-3 under the 1934 Act in the case

               of rights to acquire stock);

          (C)  approval by the shareholders of the Company of (1)

               any consolidation or merger of the Company in

               which the Company is not the continuing or

               surviving corporation or pursuant to which shares

               of stock of the Company would be converted into

               cash, securities or other property, other than a

               consolidation or merger of the Company in which

               holders of its stock immediately prior to the

               consolidation or merger have substantially the

               same proportionate ownership of common stock of

               the surviving corporation immediately after the

               consolidation or merger as immediately before, or

               (2) any consolidation or merger in which the

               Company is the continuing or surviving

               corporation, but in which the common shareholders

               of the Company immediately prior to the

               consolidation or merger do not hold at least

               ninety (90) percent of the outstanding common

               stock of the continuing or surviving corporation

               (except where such holders of common stock hold at

               least ninety (90) percent of the common stock of

               the corporation which owns all of the common stock

               of the Company), or (3) any sale, lease, exchange

               or other transfer (in one transaction or a series

               of related transactions) of all or substantially

               all the assets of the Company (Transfer

               Transaction), (except where (x) the Company owns

               all of the outstanding stock of the transferee

               entity or (y) the holders of the Company's common

               stock immediately prior to the Transfer

               Transaction own at least ninety (90) percent of

               the outstanding stock of the transferee entity,

               immediately after the Transfer Transaction), or

               (4) any consolidation or merger of the Company

               where, after the consolidation or merger, one

               Person owns one hundred (100) percent of the

               shares of stock of the Company (except where the

               holders of the Company's common stock immediately

               prior to such merger or consolidation own at least

               ninety (90) percent of the outstanding stock of

               such Person immediately after such consolidation

               or merger); or

          (D)  a change in the majority of the members of the

               Board within a twenty-four (24) month period,

               unless the election or nomination for election by

               the Company's shareholders of each new director

               was approved by the vote of at least two-thirds of

               the directors then still in office who were in

               office at the beginning of the twenty-four (24)

               month period.

          (c)  The transfer of an employee from the Company to a

Subsidiary or from a Subsidiary to the Company or another

Subsidiary shall not be a termination of employment or an

interruption of continuous employment for the purposes of this

Plan.



               (d)  No SAR, Option, restricted stock award,

shares of Common Stock issuable upon the exercise of an Option or cash payable incident to the exercise of an SAR granted under this Plan shall be transferable or assignable by anticipation either by the voluntary or involuntary act of the recipient or by operation of law, or be liable for any debts or liabilities of the recipient, except as provided herein.

          (e)  Nothing herein shall entitle any employee to

remain in the employ of the Company or any of its Subsidiaries or affect the right of such employer to discharge such employee with or without cause.

          (f)      The right of recipients to designate one or

more beneficiaries pursuant to paragraph 7(f) or paragraph 8(d)

shall apply to any and all Options, SARs or restricted shares granted under the Plan, notwithstanding anything contained in any written agreement evidencing such grant of Options, SARs or

restricted stock to the contrary.

          (g)      Notwithstanding anything contained in any

written agreement evidencing a grant of Options or restricted stock made under the Plan prior to November 1, 1996, recipients of Options or restricted stock may make, on or after November 1,

1996 at any time at the recipient's discretion, but subject to such rules and regulations as the Committee may from time to time establish, one or more elections for the Company to withhold from the number of shares of Common Stock otherwise deliverable

pursuant to the exercise of an Option or vesting of restricted stock in full or partial satisfaction of taxes imposed upon such exercise or vesting as described in paragraph 11 above; provided,

however, that any such election is made in accordance with the requirements of Rule 16b-3 under the 1934 Act or any successor rule or regulation so as to exempt such election and the

resulting transaction from Section 16(b) of the 1934 Act.

          (h)      This Plan shall be construed according to the

laws of the State of Illinois.